                                  Exhibit 10.1

                       EXCLUSIVE MARKETING RIGHTS CONTRACT




                                 BY AND BETWEEN:


                             WORLDWIDE MEDICAL, INC.

                                       AND

                         CYBER MARKETING CONCEPTS, INC.


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                                TABLE OF CONTENTS


                                                                          Page
                                                                          ----
Preamble..............................................................     18
Purpose of Contract...................................................     18
Target Market & Marketing Strategies..................................     19
Consideration for Exclusive Rights....................................     19
Products..............................................................     19
Use of Trade Name, Trademarks and/or Copyright Material...............     19
Price.................................................................     20
Advertising & Promotional Incentives..................................     20
Orders................................................................     20
Shipping..............................................................     20
Invoicing.............................................................     20
Collection Assistance.................................................     21
Commissions for Products Sold at Wholesale Pricing....................     21
Sale of Goods to Other Parties........................................     21
Return of Defective Goods to Worldwide Medical........................     21
Indemnity and Insurance...............................................     21
Reasonable Efforts....................................................     21
Term and Termination..................................................     21
Assignment............................................................     21
Modification..........................................................     22
Governing Law.........................................................     22
Arbitration of Disputes...............................................     22
APPENDIX A............................................................     24
APPENDIX B............................................................     25
APPENDIX C............................................................     26
APPENDIX D............................................................     27


                       EXCLUSIVE MARKETING RIGHTS CONTRACT
                                    PREAMBLE

       1. THIS CONTRACT is entered into this 9th day of August, 2000, by Worldwide Medical, Inc., ("Worldwide Medical"), a Delaware corporation with its principal place of business at 199 Technology Drive, Irvine, CA 92618 and Cyber Marketing Concepts, Inc., ("Cyber Marketing Concepts"), A Delaware Corporation, with its principal place of business at 8 Maidstone, Coto de Caza, CA 92679. In consideration of the mutual promises and conditions expressed below;

                               PURPOSE OF CONTRACT

       2. Cyber Marketing Concepts provides Internet Marketing services and wants to market products produced by Worldwide Medical over the Internet and Worldwide Medical


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wants to take advantage of the opportunities that Cyber Marketing Concepts can provide Worldwide Medical by increasing Worldwide Medical's sales through the Internet. As such, Worldwide Medical agrees to provide Cyber Marketing Concepts with the Exclusive Rights to market Worldwide Medical's products over the Internet under the terms and conditions of this Exclusive Marketing Rights Contract.

                      TARGET MARKET & MARKETING STRATEGIES

       3. The Market shall be the Global Internet Universe. It is the Intent of Cyber Marketing Concepts to develop and facilitate multilevel marketing, regional independent distributor, local independent distributor and consumer direct marketing strategies.

                       CONSIDERATION FOR EXCLUSIVE RIGHTS

       4. In consideration of Worldwide Medical granting Cyber Marketing Concepts exclusive eCommerce rights specifically for the purpose of selling, marketing and distributing Worldwide Medical products over the Internet as specified in this agreement, Cyber Marketing Concepts will develop, provide capital for, construct, host, and maintain a contemporary professional interactive web site for Worldwide Medical. The web site will include such features and components as company information, company products, investor information, description of new laboratory and its capabilities, parents center, and a library of related publications. The site will contain links to the Cyber Marketing site for pricing and ordering of products.

       5. Cyber Marketing Concepts will develop a second web site under the name of Cyber Marketing Concepts with links to Worldwide Medical's site and to other sites or URL's including but not limited to First Check, Drug Tests, and others and in general will utilize reasonable means available to build the eCommerce business.

       6. Cyber Marketing Concepts will ensure the use of current technology to produce rapid access to screens, ability to track hits by using a counter, enable two way communications via e-mail, utilize key words to increase access to site, employ banners, links or other methods of increasing product exposure.

       7. It is agreed that Worldwide Medical has the right to give final approval for all content displayed on the Worldwide Medical web site.

       8. Further, although Worldwide Medical does not have the right to give final approval of the content displayed on Cyber Marketing Concepts' web site, Cyber Marketing Concepts will, in all cases involving Worldwide Medical products, consult with Worldwide Medical and seek to obtain their approval of web site content.

                                    PRODUCTS

       9. Worldwide Medical will grant Cyber Marketing Concepts the exclusive right to Internet sales for all products including First Check branded tests products ("Products") marketed by the company for targeted distribution primarily into the professional market, the consumer direct market, and the secondary small independent retailer market. (See Appendix A for list of Products)

             USE OF TRADE NAME, TRADEMARKS AND/OR COPYRIGHT MATERIAL

       10. Worldwide Medical agrees that while this Agreement continues in force, Cyber Marketing Concepts may use the Product trade name and/or trademark and/or copyright material in connection with the marketing, advertisement and sale of the Product.

       11. Worldwide Medical's trade name and/or trademark and/or copyright material shall not be affixed to or advertised in connection with any merchandise or service other than the Product.


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       12. Cyber Marketing Concepts further agrees that upon termination of this
Agreement, it shall cease all use of the trade name and/or trademark and/or copyright material. Quantity

       13. Worldwide Medical shall produce and deliver and Cyber Marketing Concepts shall accept and buy or cause to be delivered all of the Products that may be required by Cyber Marketing Concepts in its business.

       14. Although Cyber Marketing Concepts will apply best efforts to develop Internet markets, it is agreed that the specific requirements of Cyber Marketing Concepts are unknown at this time and that an estimation of future requirements is not necessary.

                                      PRICE

       15. For all sales generated by Cyber Marketing Concepts in the identified markets, Cyber Marketing Concepts agrees to pay the current Worldwide Medical prices for Wholesale Pricing and Distributor Pricing in accordance with such prices, terms and conditions as set forth in Appendix B to this agreement.

       16. Worldwide Medical shall provide Cyber Marketing Concepts with a minimum of thirty (30) days notice in advance of any price change.

                      ADVERTISING & PROMOTIONAL INCENTIVES

       17. Cyber Marketing Concepts shall receive all advertising incentives and promotional allowances commensurate with those conveyed to other major customers of Worldwide Medical.

                                     ORDERS

       18. Cyber Marketing Concepts will handle and administrate with a high level of integrity, all Internet orders via the Cyber Marketing Concepts' web site. These orders will be logged, organized and provided to the logistic center at Worldwide Medical on a daily basis for shipment. The Cyber Marketing Concepts will establish a point person responsible for the daily interface with the Worldwide Medical logistic manger.

                                    SHIPPING

       19. Worldwide Medical shall ship the Products by carrier and deliver them to the specified destination on the order, F.O.B., place of destination.

       20. Wholesale Pricing: Worldwide Medical shall ship all orders to the consumer on behalf of Cyber Marketing Concepts within a reasonable period of time after the order has been placed.

       21. Distributor Pricing: Worldwide Medical shall ship all orders directly to Cyber Marketing Concepts within a reasonable period of time after the order has been placed. Risk of Loss

       22. Worldwide Medical shall bear the risk of loss until the goods are duly tendered at the specified destination.

                                    INVOICING

       23. Wholesale Pricing: Worldwide Medical will invoice Cyber Marketing Concepts and Cyber Marketing Concepts will pay the invoice after Worldwide Medical has duly tendered the order to the consumer at the destination specified in the order. Invoicing will include all freight charges borne by Worldwide Medical.

       24. Distributor Pricing: Worldwide Medical will invoice Cyber Marketing Concepts and Cyber Marketing Concepts will pay the invoice after Worldwide Medical has duly tendered the order to Cyber Marketing Concepts at the destination specified in the order.


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                              COLLECTION ASSISTANCE

       25. In specific cases where Worldwide Medical may wish to extend credit to Cyber Marketing Concepts' buyers, Cyber Marketing Concepts shall make a good faith effort to assist Worldwide Medical in effecting prompt and full payment.

       26. The final determination as to credit and credit terms to be extended to buyers shall be made solely by Worldwide Medical.

               COMMISSIONS FOR PRODUCTS SOLD AT WHOLESALE PRICING

       27. For Products sold at the Wholesale Pricing, commissions will be paid on the net invoice sale for the Products shipped. The commission rates will be determined by channel of distribution: i.e., professional, retail and or consumer direct. (See Appendix C). The administration and remittance of said commissions are to be intertwined with the receipt of each payment received by Worldwide Medical for the Products shipped.

                         SALE OF GOODS TO OTHER PARTIES

       28. It is agreed that Worldwide Medical will not sell, deliver, or in any way place the Products over the Internet or allow any other party to sell, deliver, or in any way place the Products for sale or distribution over the Internet without the prior written consent of Cyber Marketing Concepts.

                 RETURN OF DEFECTIVE GOODS TO WORLDWIDE MEDICAL

       29. Worldwide Medical agrees to accept all defective Products returned and credit the buyer for the cost of these Products. Any refund requested by the buyer will be facilitated within a reasonable time.

                             INDEMNITY AND INSURANCE

       30. Worldwide Medical agrees to hold Cyber Marketing Concepts harmless and to defend any and all actions, claims, suits, or proceedings that may subject Cyber Marketing Concepts to liability for defects in the Products.

       31. Worldwide Medical represents that it has in force a valid comprehensive liability insurance policy in the amount of $5,000,000 with Hooper Hayes & Associates, 11661 San Vicente Blvd., Los Angeles, CA 90049, and that the policy covers the risk of liability for defects in the Products.

       32. If this insurance coverage should change or lapse, Worldwide Medical agrees that Cyber Marketing Concepts may pay the insurance premiums and deduct this expenditure from the payment due on the Products, beginning with the first shipment of Products following the expenditure.

                               REASONABLE EFFORTS

       33. Worldwide Medical shall continue to make reasonable efforts to improve the Products and to improve production methods in order to reduce manufacturing costs.

       34. Cyber Marketing Concepts shall use reasonable efforts to promote and sell the Products through the Internet and to try to sell them at a lower cost to the public than competing products.

                              TERM AND TERMINATION

       35. The agreement shall continue in full force and effect from year to year after an initial two-year guarantee. Both parties agree to provide either party a minimum of 180 days written notification of intent not to renew the agreement.

                                   ASSIGNMENT

       36. Cyber Marketing Concepts may not assign or transfer this agreement without the written consent of Worldwide Medical, whose consent will not be unreasonably withheld.


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                                  MODIFICATION

       37. This agreement may not be amended or modified except by written agreement of both parties.

                                  GOVERNING LAW

       38. This contract shall be governed by and interpreted according to California law.

                             ARBITRATION OF DISPUTES

       39. If any dispute arises between Worldwide Medical and Cyber Marketing Concepts, it is agreed that such dispute shall be submitted to binding arbitration. Disputes shall be arbitrated by Judicial Arbitration and Mediation Services/Endispute, in Orange County, its successor, or, if none, by the American Arbitration Association.


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       In witness of the mutual promises made above, Cyber Marketing Concepts and Worldwide Medical have executed this contract this 9th day of August, 2000.

                                        WORLDWIDE MEDICAL, INC.


                                                       /s/
                                        ----------------------------------------
                                        Daniel G. McGuire, President



                                        CYBER MARKETING CONCEPTS, INC.


                                                       /s/
                                        ----------------------------------------
                                        James G. Barrons, Principal, and
                                        Anthony T. Chang, Principal

                                   APPENDIX A
                       List of Worldwide Medical Products

     First Check(R) Home Drug Tests:
     Panel 1 Marijuana (THC)
     Panel 2 Marijuana- Cocaine (THC-COC)
     Panel 3 Marijuana- Cocaine-Methamphetamines (THC-COC-MET)
     Panel 4 Marijuana-Cocaine-Opiates-Meth (THC-COC-OPI-MET)
     First Check(R) Alcohol Detector
     First Check(R) Colorectal Disease
     Drugs and Death CD
     All single and multi-panel professional First Check(R) Products Other Products as they become available

                                   APPENDIX B
                               Summary Price List

                                                PROFESSIONAL                OVER-THE-COUNTER
                               1 CMC               2 CMC                 3 CMC            4 CMC
PRODUCTS                    DISTRIBUTE           WHOLESALE            DISTRIBUTE        WHOLESALE
PANEL 1                        $2.24               $2.98                 $3.64            $7.68
PANEL 2                        $4.24               $5.78                 $5.88            $12.60
PANEL 3                         TBD                 TBD                   TBD              TBD
PANEL 4                        $7.98               $10.98                $9.44            $19.58
PANEL 5                         TBD                 TBD                   N/A              N/A
ALCOHOL*                       $1.24               $1.72                 $2.50            $4.90
COLORECTAL DISEASE             $3.68               $5.24                 $3.68            $7.68

* ALCOHOL TESTS ARE PACKAGED SINGLE UNIT FOR PROFESSIONAL AND 2 UNITS FOR OVER-THE-COUNTER

1 CMC PURCHASES DIRECT AND SHIPS TO CUSTOMER

2 CMC SELLS ... WMED PROCESSES ORDER AND SHIPS ... CMC RECEIVES COMMISSION ON
SALE

3 CMC PURCHASES DIRECT AND SHIPS TO CUSTOMER OR WMED FULFILLS AND SHIPS FOR HIGH VOLUME MLM OPPORTUNITIES

4 CMC SELLS ... WMED PROCESSES ORDER AND SHIPS ... CMC RECEIVES COMMISSION ON
SALE

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                                   APPENDIX C

       The commission structure shall be developed and mutually agreed to by Worldwide Medical and Cyber Marketing Concepts and shall become a part of this agreement.


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                                   APPENDIX D

       The following accounts are specifically excluded from this agreement and any business derived there from shall not be subject to compensation due Cyber Marketing Concepts except by special arrangement to be mutually agreed to by Worldwide Medical and Cyber Marketing Concepts:

    Rite Aid                       Eckerd Drug       CVS                 Walgreen              WalMart
    Target                         Kmart             Costco              Sams                  Kroger
    BJ's                           Safeway           Albertson           Afta-Pathmark
    Other major Drug Chains
    Wholesalers:                   McKesson          Bergen              Cardinal              AmeriSource
    Supermarket Wholesale:                           Flemming            Assoc. Grocer         Super Value


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